SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                GENERAL KINETICS
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         GENERAL KINETICS INCORPORATED
                           14130-C Sullyfield Circle
                           Chantilly, Virginia 22021
                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     April 9, 1997 at 9:00 a.m., Local Time
                               -----------------

                  Notice is hereby given that the next Annual Meeting of Shareholders of General Kinetics Incorporated (the "Company") will be held at Washington Dulles Airport Marriott, 333 West Service Road, Chantilly, Virginia 22021, on Wednesday, April 9, 1997 at 9:00 a.m., local time, for the following purposes:

                  1. To elect two directors, in Class II, for a term expiring in 1999.

                  2. To consider and take action upon a proposal to ratify the selection of BDO Seidman, independent certified public accountants, as auditors for the Company for the fiscal year 1997.

                  3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                  Holders of common stock of the Company are entitled to vote on each of the matters set forth above.

                  The stock transfer books of the Company will not be closed. The Board of Directors has fixed the close of business on March 6, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                  You are cordially invited to be present. Shareholders who do not expect to attend in person are requested to sign and return the enclosed form of Proxy in the envelope provided. At any time prior to their being voted, proxies are revocable by written notice to the Secretary of the Company or by voting at the meeting in person.

                                             By Order of the Board of Directors

                                             Sandy B. Sewitch, Secretary


March 6, 1997

                         GENERAL KINETICS INCORPORATED
                           14130-C Sullyfield Circle
                           Chantilly, Virginia 22021

                                PROXY STATEMENT

                                 -------------

            Annual Meeting of Shareholders to be held April 9, 1997

                                 -------------

                  This   statement   is  furnished   in   connection   with  the
solicitation of proxies by the Board of Directors of General Kinetics Incorporated (the "Company") from holders of the Company's outstanding shares of common stock ("Common Stock") entitled to vote at the April 9, 1997 Annual Meeting of Shareholders of the Company (and at any and all adjournments thereof) for the purposes referred to below and set forth in the accompanying Notice of Annual Meeting of Shareholders.

                  A proxy card ("Proxy") for use at the Meeting is enclosed. Any shareholder who executes and delivers a Proxy retains the right to revoke it at any time prior to the voting thereof by giving notice to the Secretary of the Company in writing or by duly executing a Proxy bearing a later date. A Proxy may also be revoked by attendance at the Meeting and election to vote thereat. Unless so revoked, the shares represented by such Proxy will be voted, in the manner specified therein, at the Meeting and any adjournment thereof.

                  The record date for shareholders entitled to notice of and to vote at the Meeting was the close of business on March 6, 1997. As of the record date, the Company had 6,508,925 shares of Common Stock, $.25 par value per share outstanding. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock of the Company standing in such holder's name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders.

                  This Proxy Statement and Proxy are being sent to shareholders of the Company on or about March 10, 1997. This solicitation is made by the Board of Directors, and the Company will bear the costs of solicitation. It is contemplated that the Proxies will be solicited through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, although it has no current plans to do so, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board of Directors considers that this is advisable.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

                  Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three separate classes of directors, Class I, Class II and Class III, which are required, in all respects, to be as nearly equal as practicable. At each annual meeting of shareholders, one class of directors is elected to a term expiring at the third succeeding annual meeting of shareholders. The April 9, 1997 Annual Meeting results from the deferral of the 1996 Annual Meeting (which would ordinarily have occurred in the fall of 1996) and accordingly represents the beginning of a new term for the Class II directors.

                  Larry M. Heimendinger presently serves as a Class I director for the Company which term is scheduled to expire at the 1998 Annual Meeting of Shareholders. Mr. Heimendinger was reelected to the Board of Directors at the 1995 Annual Meeting of shareholders. Robert K. Gardner resigned as a Class III director during 1996 and at this time there are no Class III directors. In order to make the three classes nearly equal as practicable, it is the intention of the Board of Directors to fill the vacant Class III director position after the April 9, 1997 Annual Meeting with one of the two newly elected Class II directors. The new Class III director would then resign his position as a Class II director and, pursuant to the Amended and Restated Bylaws of the Company (the "Bylaws"), the new Class III director would come up for reelection at the fall 1997 Annual Meeting, which will follow completion of the Company's 1997 fiscal year.

                  At the April 9, 1997 Annual Meeting, holders of Common Stock shall be entitled to elect two (2) directors. Unless otherwise directed, Proxies received will be voted in favor of the election of Marc E. Cotnoir and Richard
J. McConnell to serve as directors as provided in the Bylaws. If elected, one director will serve as a Class II director for a term of three years or until his successor shall be elected and qualified, and the other will be transferred to Class III by the Board of Directors and come up for reelection at the next annual meeting.

                  The Bylaws currently provide that the number of directors of the Company shall be not fewer than three nor more than eleven and that the Board of Directors may determine the size of the Board from time to time within these limits. The Bylaws further provide that the Board of Directors may, by majority vote, increase the size of the Board within this range between annual meetings of shareholders; however, the Board may only fill two such vacancies prior to the subsequent annual meeting of shareholders. The Board of Directors is now composed of three members. It is presently contemplated that the Board of Directors will review its current composition during the coming year and that one or more new directors may be appointed.

                  Proxies in the enclosed form received from holders of Common Stock will be voted for the election of Messrs. Cotnoir and McConnell as Class II nominees as directors of the Company unless shareholders indicate otherwise. If the nominee is unable to serve for any reason (which event is not anticipated), the shares represented by the enclosed Proxy may be voted for such other person or persons as may be determined by the holders of such Proxy unless shareholders indicate otherwise.

                  The Board of Directors recommends a vote FOR the election of Messrs. Cotnoir and McConnell. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary vote. This resolution may be adopted by a plurality of the votes entitled to be cast with respect thereto. The following information includes the names of the nominees of the Board of Directors for the offices of Class II directors, and Mr. Heimendinger who will continue service as a Class I director, together with certain additional information concerning each individual. If the nominees should be unable or unwilling to serve (which event is not anticipated), the persons authorized by the Proxy to vote shall, pursuant to the authority granted to them by the Board of Directors, have the discretion to select and vote for a substituted nominee (unless shareholders indicate otherwise, as noted above). The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

                            DIRECTORS (AND NOMINEES)

Name and Positions                                  Business Experience                         Director
With the Company          Age                    During The Last Five Years                     since
-------------------      -----                  ----------------------------                    --------
Larry M. Heimendinger     51    Mr. Heimendinger has acted as the Chairman of the Board of      March,
Chairman of the Board           Directors of the Company since he was elected to that           1994
                                position in March of 1994.  In accordance with the Amended and Restated  Bylaws of the Company,  Mr. Heimendinger has
                                been performing the duties of the President and chief
                                executive  officer through his position as Chairman of the
                                Board and will continue to do so until such time as a
                                replacement for President and chief executive officer is
                                elected and qualified.  From 1989 through 1992, Mr.
                                Heimendinger was President and chief operating officer of
                                Nantucket  Corp.,  a privately held software company which was purchased in 1992 by Computer Associates International, a company also involved in software development. After that acquisition and until sustaining a serious accident in
                                September, 1992, Mr. Heimendinger was associated with
                                Computer Associates International,  most recently as its
                                Director of Product Strategy. For several years through
                                1988, Mr. Heimendinger was the President and CEO of
                                Origin,  Inc.,  a company that produced and marketed personal computer software for the banking industry. Mr. Heimendinger is the author of Advanced d Base IV and Advanced Clipper,
                                books

                                published by Brady Books, and is a computer industry
                                conference and seminar speaker worldwide. Mr. Heimendinger is a member of Class I of the Board of Directors.

Robert K. Gardner         48    Mr. Gardner resigned as a member of the Board of Directors      March,
                                of the Company effective September 1, 1996.  Mr. Gardner        1994
                                has been the principal of Robert K. Gardner & Associates        (resigned
                                for seventeen years.  Robert K. Gardner & Associates is a       September,
                                consulting business that provides planning and marketing        1996)
                                services for development stage technology  companies
                                serving industrial and government markets.  Mr. Gardner
                                also served as Vice President and General Manager of the
                                Secure Communications Division of the Company through May
                                1995.  Mr. Gardner was the only member of Class III of the
                                Board of Directors.

Marc E. Cotnoir           48    Mr. Cotnoir has been an independent consultant, providing       March, 1994
(Nominee for Class II)          business and strategic planning support and systems
                                engineering consulting,  for a wide range of clients since
                                1988. Prior to 1988,  Mr. Cotnoir  had extensive
                                experience, both within private industry and in the
                                U.S. Air Force, with computer and communications
                                technology.

Richard J. McConnell      33    Mr. McConnell has been the President of Present Square          March, 1994
(Nominee for Class II)          Systems, Corp., a research and development firm
                                specializing in advanced software systems, since 1986.
                                Mr. McConnell has been involved in research and
                                development in the computer software industry since 1981.


               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                     THE SHAREHOLDERS VOTE FOR THE ELECTION
                           OF THE CLASS II NOMINEES.

                  Four meetings of the Board of Directors were held during the year ended May 31, 1996 ("fiscal year 1996"). The Board of Directors has established a standing Audit and Compensation Committee, as well as a Strategic Planning and a Financial Operations Committee. The Audit Committee, which met once in fiscal year 1996, consisted of Messrs. Larry Heimendinger, Marc Cotnoir and Richard McConnell. The Audit Committee reviews all financial matters related to the Company's operations, recommends to the Board of Directors independent auditors for selection by the Company, discusses with the Company's independent auditors the scope and results of audits and approves and reviews any non-audit services performed by such independent auditors.

                  The Compensation Committee, which met once in fiscal year 1996, consisted of Messrs. Larry Heimendinger and Marc Cotnoir. The Compensation Committee reviews and establishes compensation for the officers of the Company and administers the compensation and benefits plans of the Company for officers of the Company.

                  All present directors attended at least 75 percent of the meetings of the Board of Directors and Committees on which they served during fiscal year 1996.

                  The following table sets forth the beneficial ownership of Common Stock as of March 6, 1997 of each of the current directors and each of the executive officers named in the Summary Compensation Table below.

                                      Shares of Common Stock     Percentage of Outstanding
              Name                    Beneficially Owned (1)           Common Stock
             ------                   ----------------------     -------------------------
Marc E. Cotnoir                             55,000                         *

Richard J. McConnell                        55,000                         *

Larry M. Heimendinger                       68,750                         *

All Directors and named Executive
Officers as a group (six persons)          240,308                        3.7%

(1) Beneficial ownership also includes shares of Common Stock which may be acquired within 60 days of March 6, 1997, through the exercise of warrants, options, or otherwise, as follows: Mr. Cotnoir, 55,000 shares; Mr. Heimendinger, 68,750 shares; Mr. McConnell, 55,000 shares; and all Directors and Officers as a group, 227,172 shares. Does not include currently unallocated shares held by the ESOP of which Mr. Heimendinger is a trustee. Additionally, each of Messrs. Cotnoir and McConnell were granted options to purchase 100,000 shares, and Mr. Heimendinger was granted an option to purchase 125,000 shares, each of which options will only vest if the stock price reaches certain stipulated multiples of base price of $1.0026 (for ten consecutive trading days).

*        Indicates less than 1 percent.


                           COMPENSATION OF DIRECTORS

                   Each nonemployee director other than Mr. Heimendinger has received a monthly retainer of $1,500 since November, 1994. Mr. Gardner received a monthly retainer of $500 while he was an officer of the Company through May 1995, and received the monthly retainer of $1,500 after that time until his resignation in September 1996.

                           CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

                  During the course of the last fiscal year, Square Systems, Corp., whose president, Richard J. McConnell, is a director of the Company, provided consulting services to the Company in connection with its work with respect to certain research and development activities. Total charges to the Company for these consulting services were approximately $123,500 through May 31, 1996. Of that amount, $30,000 was attributable to software development work in connection with a facsimile product of the Company's Secure Communications Division, and the balance was attributable to work in connection with a contemplated joint venture with Link2It, LLC ("Link2It"), a company formed by Larry M. Heimendinger and Mr. McConnell. An additional $59,200 was charged to the Company by Square Systems between June 1 and December 31, 1996 which was attributable to work in connection with Link2It. Additional funds advanced by the Company in that connection include payments of $14,300 to third parties and certain Company expenses allocated to the new venture totaling approximately $38,500.

                  In consideration of, among other things, the foregoing amounts advanced by the Company through January 21, 1997, in the total amount of approximately $205,500, the Company received a common membership interest in Link2It representing 10% of the total and a convertible preferred membership interest in Link2It with a face amount of $112,500 convertible into 9% of the total membership interests (subject to adjustment under certain circumstances as described below). In addition, the Company agreed to provide Link2It with a line of credit under which Link2It may draw up to $150,000 from time to time. Of this amount, $125,500 has been drawn to date and reflected in convertible promissory notes due one year from the date of issuance and bearing interest at 9 1/4% per annum. An additional $100,000 is to become available upon the satisfaction of certain conditions in such amounts and at such times as may be mutually agreed in good faith. In each case, Link2It's obligation with respect to advances from the Company is evidenced in a convertible promissory note convertible into additional common membership interests in Link2It at the rate of 1% of the aggregate interests for each $12,500 principal amount of the note so converted (subject to adjustment under certain circumstances described below). In the event of further investment in Link2It by independent third-party investors the conversion price at which both the note and the preferred membership interest described above are convertible into common membership interests in Link2It shall be subject to adjustment to such lesser percentage as the principal or face amount so converted could have then purchased at a purchase price proportionate to the lowest price actually paid for membership interests by such an independent third-party investor less a discount of 15%. Prior to such an adjustment, the Company's aggregate common membership interest in Link2It, assuming advances in the total amount available under the line of credit, and conversion in full of both the promissory notes evidencing such advances and its preferred membership interest, would represent 39% of the total.

                  Link2It is engaged in the development, on a confidential basis, of certain proprietary products and services in the area of telecommunications and facsimile transmission. Link2It expects that its initial products will be publicly announced during the first half of calendar year 1997 and may become commercially available as early as the latter part of the year.

                  The terms of the Company's investment in Link2It were negotiated on an arm's-length basis between Mr. Heimendinger and Marc E. Cotnoir as an independent director and approved by Mr. Cotnoir and by the Board as a whole. Such investment was also reviewed with and approved in principle by the Company's principal shareholder.

                  During 1996, the Company made payments to Robert K. Gardner or a company of which he is a principal, in connection with consulting services rendered to the Company by Mr. Gardner. Total amounts paid in respect of such services were $82,000 in fiscal year 1996 during which time Mr. Gardner also served as Vice Chairman of the Board. Thereafter, a company of which Mr. Gardner was a principal received payments totaling approximately $57,800 representing fees and expenses in connection with the December 1996 disposition of the Company's Secure Communications Division.

                         EXECUTIVE OFFICERS AND CERTAIN
                      SIGNIFICANT EMPLOYEES OF THE COMPANY

                  The names, ages, and positions of the executive officers of the Company are listed below.


Name                         Age     Position
----                         ---     --------
Larry M. Heimendinger        51      Chairman of the Board
                                     (performing duties of President
                                     and chief executive officer)

Shirl Lakeway, Jr.           39      Vice President and General Manager
                                     of Food Technology Corporation, a
                                     subsidiary of the Company

Richard E. Munczenski        55      Vice President and General Manager

Sandy B. Sewitch             40      Chief Financial Officer


                  Larry M. Heimendinger has acted as the Chairman of the Board of Directors since March of 1994 and, in accordance with the Amended and Restated Bylaws of the Company, he has been performing the duties of the President and chief executive officer through his position as Chairman of the Board and will continue to do so until a replacement for President and chief executive officer is elected and qualified.

                  Shirl Lakeway, Jr., Vice President and General Manager of Food Technology Corporation, a wholly owned subsidiary of the Company, joined the Company in 1986.

                  Richard E. Munczenski, Vice President and General Manager, joined the Company in August of 1969.

                  Sandy B. Sewitch, Chief Financial Officer, joined the Company in April 1993.

                  The officers of the Company hold office at the discretion of the Board of Directors of the Company.

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who beneficially own more than 10% of its Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of the Company's equity securities. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

                  To the Company's knowledge, based solely on a review of such reports furnished to the Company, during the fiscal year ended May 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except certain inadvertent filing delinquencies which have been corrected as set forth below:

                  Under Rule 16a-3(f) every person who at any time during the fiscal year was subject to Section 16 is required to file a form 5 within 45 days after fiscal year end, unless all transactions otherwise required to be reported on form 5 have been reported before the due date of such form. Mr. Munczenski did not timely make a report with respect to stock options which were granted to him during the last fiscal year under the Company's 1994 Stock Option Plan. During fiscal year 1996, Messrs., Heimendinger, Cotnoir, McConnell and Gardner did not timely report the respective stock options granted to them under the Company's 1994 Nonemployee and Directors Stock Option Plan in the last fiscal year. It is the Company's understanding that these Section 16(a) reporting delinquencies have since been corrected.

                             EXECUTIVE COMPENSATION

                  The information under this heading relates to the chief executive officer and the one former executive officer of the Company who received in excess of $100,000 in compensation for fiscal year 1996. The information is presented in compliance with the rules and regulations of the Securities and Exchange Commission applicable to those companies, such as General Kinetics Incorporated, that meet the definition of a "small business issuer".

                  Executive officers are appointed each year by the Board of Directors at its annual meeting following the annual meeting of shareholders and serve for one year or until their successors are chosen and qualify in their stead. There are no family relationships among the executive officers, or any arrangement or understanding between any officer and any person pursuant to which the officer was elected.

                           SUMMARY COMPENSATION TABLE

                                                Annual Compensation                  Long-Term Compensation
                                       --------------------------------------    ---------------------------------
Name and Principal                                               Other Annual                          All Other
Position (1)                 Year        Salary       Bonus      Compensation    Number of Options    Compensation
-------------------          ----        ------       -----      ------------    -----------------    ------------
Larry M. Heimendinger(2)    1996           $ 0         $ 0            $ 0                12,500          $ 0
Chairman of the Board       1995             0           0              0               187,500            0
                            1994             0           0              0                     0            0

Robert K. Gardner(3)        1996             0         $ 0        100,800                10,000 (4)        0
Vice Chairman of the Board  1995       120,000           0          3,500                71,666 (4)        0
                            1994        29,000           0         62,500                     0            0

(1) No executive officer of the Company received compensation in excess of $100,000 in value for fiscal year 1996. Information concerning Mr.
         Gardner is included because he, or a company of which he is the principal, received remuneration of $82,000 in fiscal year 1996 for consulting services rendered to the Company during which time he also served as Vice Chairman of the Board and received a monthly retainer of $1,500 for such services. From March 1994 through May 1995 Mr. Gardner was Vice President and General Manager of the Secure Communications Division of the Company.

(2) Larry Heimendinger serves as the Company's Chairman of the Board, for which he has received no salary compensation since being elected to that position in March 1994. Since the resignation of the Company's former President, in March 1994, the Company has no current President. In accordance with the Company's Bylaws, until a new President is elected and qualified, the Company's Chairman performs the duties of that office.

(3) Mr. Gardner served as the Company's Vice Chairman of the Board prior to his resignation in September 1996. As a director, he received a monthly retainer of $1,500 during fiscal year 1996. He, or a company of which he is a principal, also received an aggregate of $82,000 in consulting fees for consulting services to the Company during fiscal year 1996. Prior to that time Mr. Gardner was Vice President and General Manager of the Secure Communications Division of the Company from March 1994 through May 1995 for which he received $120,000 in annual salary. During fiscal year 1994 he received an aggregate of $62,500 in consulting fees prior to becoming a director and officer in March, and $29,000 in salary subsequent to that date.

(4) By virtue of his resignation, Mr. Gardner's options ceased to be exercisable prior to March 6, 1997.

                 INDIVIDUAL OPTION GRANTS TO EXECUTIVE OFFICERS
                            DURING FISCAL YEAR 1996

                                        Percent of                                          Potential of Realizable Value
                                           Total                                              at assumed annual rate of
                           Number         Options                                             stock price appreciation
                             of         Granted to                                                for options term
Name of Executive          Options     Employees in                                       -------------------------------
Officer                    Granted        FY 1996      Exercise Price   Expiration Date        5%             6%
------------------        --------     -------------   --------------   ---------------        --             --
Larry M. Heimendinger     12,500(1)       17.7%(2)           .375       6/01/06               2,962          7,450

Robert K. Gardner (3)     10,000(3)       14.1%(2)           .375       6/01/06               2,370          5,960

(1) 75% of such options have vested and are currently exercisable. The remaining 25% will vest on May 31, 1997.

(2)      Neither Mr. Heimendinger nor Mr. Gardner is an employee of the Company.
         However, for purposes of the calculation  of   the  percentages,  their
         options have been included in the aggregate total employee options granted.

(3) By virtue of his resignation, Mr. Gardner's options ceased to be exercisable prior to March 6, 1997.



           FY-1996 OPTIONS EXERCISE AND FY-1996 YEAR-END VALUE TABLE

                                                                            Value of Unexercised
                                                        Number of Options                         In-the-Money Options
                                                         At End-FY 1996                               At End-FY 1996
                          Number of                    ------------------                             --------------
Name of Executive     Shares Acquired
    Officer             On Exercise          Exercisable       Unexercisable            Exercisable          Unexercisable
    -------             -----------          -----------       -------------            -----------          -------------
Larry M. Heimendinger        0                 68,750            131,250                   6,250                 6,250

Robert K. Gardner (1)        0                 43,333 (1)         38,333 (1)              35,000 (1)             5,000 (1)

(1) By virtue of his resignation, Mr. Gardner's options ceased to be exercisable prior to March 6, 1997.

                             Principal Shareholders

                  As of February 27, 1997, approximately 49.1% percent of the Company's outstanding Common Stock was believed to be beneficially owned by RABO Investment Management AG ("RABO"), formerly Gutzwiller & Partner AG. The following table sets forth the beneficial ownership of Common Stock as of February 27, 1997 of RABO, the only person or entity believed by the Company to be the beneficial owner of more than 5 percent of such class of securities.

                                          Shares of Common Stock         Percent of Outstanding
Name and Address of Beneficial Owner        Beneficially Owned*               Common Stock
------------------------------------      -----------------------        ----------------------
RABO Investment Management AG                   3,192,800                         49.1%
Schindlerstrasse 26
CH-8035 Zurich/Switzerland

-----------------------
* Based on information provided by RABO, a Swiss-based investment advisory firm. As of February 27, 1997, RABO has reported that it has the power to vote, and discretionary power to dispose of, 3,192,800 shares of Common Stock issued and outstanding as of the record date. It is the Company's understanding that RABO has discretionary authority to dispose of or convert Convertible Debentures of the Company which are convertible into 17,740,000 shares of Common Stock, and would have the power to vote or dispose of the 17,740,000 shares of Common Stock issuable upon conversion thereof. After such a conversion, RABO would hold 20,932,800 shares which would represent 86.3% of the then outstanding Common Stock. This calculation does not include 100,000 shares held of record by BAB General Consultants for the benefit of Dr. August Schubiger, a director of and attorney for RABO, or 100,000 shares held of record by RABO for the benefit of an unaffiliated third party.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                  The Board of Directors has selected BDO Seidman, independent certified public accountants, as independent auditors for the Company for fiscal year 1997. A resolution will be submitted to shareholders at the meeting for ratification of such selection. Although ratification by shareholders is not a prerequisite to the ability of the Board of Directors to select BDO Seidman as the Company's independent auditors, the Company believes such ratification to be desirable. If the shareholders do not ratify the selection of BDO Seidman, the selection of independent auditors will be reconsidered by the Board of Directors; however, the Board of Directors may select BDO Seidman notwithstanding the absence of shareholder ratification of its selection.

                  The Board of Directors recommends a vote FOR this resolution to approve BDO Seidman as the independent auditors for the Company for fiscal year 1997. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary vote. The resolution may be adopted by a majority of the votes cast with respect thereto.

                  It is expected that a representative of BDO Seidman will be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   THE SHAREHOLDERS VOTE FOR THE RATIFICATION
                   OF BDO SEIDMAN AS THE INDEPENDENT AUDITORS

                             SHAREHOLDERS' PROPOSAL

                  Proposals of shareholders which are intended to be presented at the fall 1997 Annual Meeting, which will follow completion of the Company's 1997 fiscal year, must be received by the Company at its principal executive offices no later than July 1, 1997 for inclusion in the Company's proxy materials for that meeting.

                                 OTHER MATTERS

                  The Proxy and Proxy Statement have been approved by the Board of Directors and sent to shareholders by its authority. The matters referred to in the Notice of Meeting and in the Proxy Statement are, to management's knowledge, the only matters which will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy intend to vote said Proxy on any such matters in accordance with their best judgment.

                  This Proxy Statement incorporates certain Financial Statements and other information from the Company's Annual Report delivered herewith which contains the text of the Company's Annual Report on Form 10-K for the fiscal year ending May 31, 1996.

                  A copy of the Company's Annual Report on Form 10-K for the fiscal year ending May 31, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge upon the written request to the Company's Secretary at the address shown on the first page.


SANDY B. SEWITCH,
Secretary

                               COMMON STOCK PROXY
                         GENERAL KINETICS INCORPORATED
                 14130-C SULLYFIELD CIRCLE, CHANTILLY, VA 20151
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Larry Heimendinger and Sandy Sewitch, and each of them jointly and severally, attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of General Kinetics Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Washington Dulles Airport Marriott, 333 West Service Rd., Chantilly, VA 22021, on April 9, 1997, and at all adjournments thereof with all powers the undersigned would possess if personally present and voting thereat.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                     (caret) FOLD AND DETACH HERE (caret)

Stockholders planning to attend the Annual Meeting are        Please mark
requested to indicate the number of persons attending        your votes as    X
in the block                                                 indicated in
Stockholders may attend the meeting whether or not the       this example
block is filled in.


The Board of Directors recommends a vote FOR:

1. The election of Marc Cotnoir and Richard McConnell as a Class II directors

  FOR the         WITHHOLD AUTHORITY       (Instruction: To withhold authority to vote for any individual
above named   to vote for all the above    nominee, strike a line through the nominee's name below.)
 nominees           named nominees
   [ ]                   [ ]                     Marc Cotnoir        Richard McConnell

2. The proposal to ratify the appointment of BDO Seidman

               FOR          AGAINST     ABSTAIN
               [ ]            [ ]         [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THE SHARES PRESENTED HEREBY WILL BE VOTED IN
ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY. IF
INSTRUCTIONS ARE NOT INCLUDED HEREIN, THIS
PROXY WILL BE VOTED FOR ITEMS 1, 2 and 3.

Date _____________________________________, 1997

________________________________________________
                  (Signature)

________________________________________________
           (Signature if held jointly)

(Please sign as name(s) appear(s) on this proxy card. If joint account, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD
PROMPTLY IN THE ENVELOPE ENCLOSED-NO POSTAGE IS
REQUIRED

                     (caret) FOLD AND DETACH HERE (caret)